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                                                                    EXHIBIT 10.3

         List of Contents of Exhibits and Schedules to the RIC (Landmark) Quota
                          Share Reinsurance Agreement

                    Exhibits                      Description

Exhibit A                          Form of Accounting and Settlement Reports

                    Schedules                     Description

Schedule 6.1(b)                   Third Parties to Whom Reinsurer May Assign its
                                  Authority